Federated Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
(A Portfolio of Federated Equity Funds)
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Supplement to Prospectus dated December 31, 2002

Please delete the following from the second paragraph under the section titled "What Are The Fund's Investment Strategies?"

"Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, and in order to manage sector risk, the Adviser limits the Fund's exposure to each major sector in the S&P 500 Index (Index), as a general matter, to not less than 50% nor more than 200% of the Index's allocation to that sector."


Cusips
314172107
314172206
314172305
29054 (9/03)
                                                              September 15, 2003